UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2024

Shockwave Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38829	27-0494101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5403 Betsy Ross Drive
Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)
(510) 279-4262
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SWAV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On January 28, 2024, the board of directors of Shockwave Medical, Inc. (the “Company”) appointed Renee Gaeta as Chief Financial Officer and to act as the Company’s principal financial officer for Securities and Exchange Commission (“SEC”) reporting purposes, effective as of February 5, 2024 (the “Effective Date”).

Ms. Gaeta, age 42, served as the Chief Financial Officer of Eko Health, Inc., a privately held cardiopulmonary digital health company, from July 2021 to January 2024. From July 2017 to July 2021, Ms. Gaeta served as Chief Financial Officer and a member of the executive team at Establishment Labs Holdings, Inc., a global medical technology company. Prior to that, at Sientra, Inc., Ms. Gaeta served as Vice President, Corporate Controller, and an executive team member. For a ten-year period early in Ms. Gaeta’s career, she held roles of increasing responsibility at KPMG, ultimately as Director, Transaction and Restructuring. Ms. Gaeta has served on the board of directors and as a member of the audit committee of Candel Therapeutics, Inc., a clinical stage biopharmaceutical company focused on developing off-the-shelf multimodal biological immunotherapies, since August 2022. She previously served on the board of directors and as the chair of the audit committee of SeaSpine Holdings Corporation, a global medical technology company focused on surgical solutions for the treatment of spinal disorders, from February 2019 to January 2023 (when it merged with Orthofix Medical, Inc.). Ms. Gaeta received her B.S. in Accounting from Loyola Marymount University and is a Certified Public Accountant in the State of California.

In connection with Ms. Gaeta’s appointment as Chief Financial Officer, the Company and Ms. Gaeta entered into an offer letter dated January 16, 2024 (the “Gaeta Offer Letter”). Ms. Gaeta will be entitled to an annual base salary of $500,000; a one-time relocation bonus of $250,000, subject to the terms and conditions described in the Gaeta Offer Letter; and eligibility to receive an annual bonus with a target bonus set at 60% of her base salary for the applicable bonus period. In addition, Ms. Gaeta will receive a grant of restricted stock units (“RSUs”) valued at $4,500,000, which will vest over a four-year period, with 25% of the RSUs to vest on the one-year anniversary of the Effective Date, and the remaining 75% to vest quarterly over the following 36 months, subject to Ms. Gaeta’s continued service to the Company on each vesting date.

The foregoing summary of the Gaeta Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the Gaeta Offer Letter, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”). The Company will also enter into its standard form of indemnification agreement and separation pay agreement for executive officers (other than the CEO) with Ms. Gaeta, the forms of which were previously filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 8, 2019 and Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2022, respectively, and each of which is incorporated by reference herein.

There are no arrangements or understanding between Ms. Gaeta and any other persons or entities with respect to her appointment and no family relationships between Ms. Gaeta and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. Ms. Gaeta has not been involved in any related person transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Departure of Chief Financial Officer

On January 29, 2024, Daniel Puckett resigned as Chief Financial Officer of the Company, effective as of the Effective Date. In connection with his resignation, Mr. Puckett and the Company will enter into a consulting agreement, effective as of the Effective Date (the “Consulting Agreement”), pursuant to which Mr. Puckett will assist with the transition of his role and consult for the Company through February 4, 2025. Pursuant to the terms of the Consulting Agreement, Mr. Puckett will be entitled to a payment of (a) $20,000 per month during the period from February 5, 2024 through October 4, 2024 and (b) $10,000 per month during the period from October 5, 2024 through February 4, 2025; continued vesting during the term of the Consulting Agreement of all outstanding equity; and payment of his 2023 annual performance bonus.

The foregoing summary of the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Consulting Agreement, which will be filed as an exhibit to the Form 10-K.

Item 7.01. Regulation FD Disclosure.

On January 29, 2024, the Company issued a press release announcing the foregoing, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Shockwave Medical, Inc. dated January 29, 2024
104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shockwave Medical, Inc.

Date: January 29, 2024	By:	/s/ Daniel K. Puckett
Daniel K. Puckett
Chief Financial Officer